EXHIBIT 99-2
Consolidated Statements of Income (Unaudited) For the 3 months ending June 30, 2005 and 2004

	2nd Quarter

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$134,453	$95,322	$39,131
Natural gas distribution	107,197	92,744	14,453

Total operating revenues	241,650	188,066	53,584

Operating Expenses
Cost of gas	50,424	40,291	10,133
Operations & maintenance	66,904	56,242	10,662
DD&A	33,101	28,885	4,216
Taxes, other than income taxes	19,794	16,040	3,754
Accretion expense	654	532	122

Total operating expenses	170,877	141,990	28,887

Operating Income	70,773	46,076	24,697

Other Income (Expense)
Interest expense	(11,524)	(10,694)	(830)
Other income	517	633	(116)
Other expense	(268)	(670)	402

Total other expense	(11,275)	(10,731)	(544)

Income Before Income Taxes	59,498	35,345	24,153
Income tax expense	21,910	13,114	8,796

Income from Continuing Operations	37,588	22,231	15,357

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(2)	39	(41)
Gain (loss) on disposal	(13)	-	(13)

Income (Loss) from Discontinued Operations	(15)	39	(54)

Net Income	$37,573	$22,270	$15,303

Diluted Earnings Per Share
Continuing operations	$0.51	$0.30	$0.21
Discontinued operations	-	-	-

Net Income	$0.51	$0.30	$0.21

Basic Earnings Per Share
Continuing operations	$0.51	$0.31	$0.20
Discontinued operations	-	-	-

Net Income	$0.51	$0.31	$0.20

Diluted Avg. Common Shares Outstanding	73,782	73,249	533

Basic Avg. Common Shares Outstanding	73,017	72,459	558

Dividends Per Share	$0.10	$0.0925	$0.0075

Consolidated Statements of Income (Unaudited) For the 6 months ending June 30, 2005 and 2004

	Year-to-date

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$237,333	$191,402	$45,931
Natural gas distribution	365,325	347,946	17,379

Total operating revenues	602,658	539,348	63,310

Operating Expenses
Cost of gas	187,279	179,029	8,250
Operations & maintenance	127,311	109,364	17,947
DD&A	64,526	57,569	6,957
Taxes, other than income taxes	46,344	40,306	6,038
Accretion expense	1,297	1,022	275

Total operating expenses	426,757	387,290	39,467

Operating Income	175,901	152,058	23,843

Other Income (Expense)
Interest expense	(23,194)	(21,012)	(2,182)
Other income	870	1,495	(625)
Other expense	(536)	(1,695)	1,159

Total other expense	(22,860)	(21,212)	(1,648)

Income Before Income Taxes	153,041	130,846	22,195
Income tax expense	56,512	48,454	8,058

Income from Continuing Operations	96,529	82,392	14,137

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(20)	76	(96)
Gain (loss) on disposal	110	(13)	123

Income (Loss) from Discontinued Operations	90	63	27

Net Income	$96,619	$82,455	$14,164

Diluted Earnings Per Share
Continuing operations	$1.31	$1.13	$0.18
Discontinued operations	-	-	-

Net Income	$1.31	$1.13	$0.18

Basic Earnings Per Share
Continuing operations	$1.32	$1.14	$0.18
Discontinued operations	-	-	-

Net Income	$1.32	$1.14	$0.18

Diluted Avg. Common Shares Outstanding	73,726	73,200	526

Basic Avg. Common Shares Outstanding	72,985	72,404	581

Dividends Per Share	$0.20	$0.1875	$0.015

Consolidated Statements of Income (Unaudited) For the 12 months ending June 30, 2005 and 2004

	Trailing 12 Months

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$456,042	$365,975	$90,067
Natural gas distribution	544,119	521,658	22,461

Total operating revenues	1,000,161	887,633	112,528

Operating Expenses
Cost of gas	268,139	258,773	9,366
Operations & maintenance	252,119	219,016	33,103
DD&A	127,734	116,060	11,674
Taxes, other than income taxes	80,969	68,146	12,823
Accretion expense	2,540	1,952	588

Total operating expenses	731,501	663,947	67,554

Operating Income	268,660	223,686	44,974

Other Income (Expense)
Interest expense	(44,925)	(41,718)	(3,207)
Other income	2,320	5,120	(2,800)
Other expense	(1,056)	(6,320)	5,264

Total other expense	(43,661)	(42,918)	(743)

Income Before Income Taxes	224,999	180,768	44,231
Income tax expense	83,572	65,949	17,623

Income from Continuing Operations	141,427	114,819	26,608

Discontinued Operations, Net of Taxes
Income from discontinued operations	82	283	(201)
Gain (loss) on disposal	118	79	39

Income (Loss) from Discontinued Operations	200	362	(162)

Net Income	$141,627	$115,181	$26,446

Diluted Earnings Per Share
Continuing operations	$1.92	$1.58	$0.34
Discontinued operations	0.01	-	0.01

Net Income	$1.93	$1.58	$0.35

Basic Earnings Per Share
Continuing operations	$1.94	$1.59	$0.35
Discontinued operations	0.01	0.01	-

Net Income	$1.95	$1.60	$0.35

Diluted Avg. Common Shares Outstanding	73,480	72,814	666

Basic Avg. Common Shares Outstanding	72,802	72,118	684

Dividends Per Share	$0.3895	$0.37	$0.0195

Selected Business Segment Data (Unaudited) For the 3 months ending June 30, 2005 and 2004

	2nd Quarter

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$94,401	$65,330	$29,071
Oil	28,499	22,026	6,473
Natural gas liquids	9,653	7,135	2,518
Other	1,900	831	1,069

Total	$134,453	$95,322	$39,131

Production volumes from continuing operations
Natural gas (MMcf)	15,177	13,731	1,446
Oil (MBbl)	848	831	17
Natural gas liquids (Mgal)	18,550	16,884	1,666

Production volumes from continuing ops. (MMcfe)	22,912	21,126	1,786
Total sales volume (MMcfe)	22,919	21,149	1,770

Average sales price from continuing ops.
Natural gas (Mcf)	$6.22	$4.76	$1.46
Oil (barrel)	$33.63	$26.52	$7.11
Natural gas liquids (gallon)	$0.52	$0.42	$0.10

Other data
Lease operating expense (LOE)
LOE and other	$25,366	$18,443	$6,923
Production taxes	11,869	8,456	3,413

Total	$37,235	$26,899	$10,336

DD&A	$22,458	$19,027	$3,431
Capital expenditures	$48,024	$49,964	$(1,940)
Exploration expense	$170	$52	$118
Operating income	$65,394	$41,687	$23,707

Natural Gas Distribution
Operating revenues
Residential	$64,778	$56,644	$8,134
Commercial and industrial - small	29,580	24,575	5,005
Transportation	10,245	9,102	1,143
Other	2,594	2,423	171

Total	$107,197	$92,744	$14,453

Gas delivery volumes (MMcf)
Residential	4,170	3,760	410
Commercial	2,411	2,227	184
Transportation	11,942	13,183	(1,241)

Total	18,523	19,170	(647)

Other data
Depreciation and amortization	$10,643	$9,858	$785
Capital expenditures	$20,897	$16,410	$4,487
Operating income	$5,630	$4,575	$1,055

Selected Business Segment Data (Unaudited) For the 6 months ending June 30, 2005 and 2004

	Year-to-date

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$162,001	$130,659	$31,342
Oil	54,804	45,713	9,091
Natural gas liquids	17,798	13,155	4,643
Other	2,730	1,875	855

Total	$237,333	$191,402	$45,931

Production volume from continuing operations
Natural gas (MMcf)	29,859	27,439	2,420
Oil (MBbl)	1,666	1,704	(38)
Natural gas liquids (Mgal)	34,377	32,165	2,212

Production volumes from continuing ops. (MMcfe)	44,768	42,258	2,510
Total sales volume (MMcfe)	44,825	42,310	2,515

Average sales price from continuing ops.
Natural gas (Mcf)	$5.43	$4.76	$0.67
Oil (barrel)	$32.89	$26.83	$6.06
Natural gas liquids (gallon)	$0.52	$0.41	$0.11

Other data
Lease operating expense (LOE)
LOE and other	$48,117	$36,248	$11,869
Production taxes	22,073	16,692	5,381

Total	$70,190	$52,940	$17,250

DD&A	$43,470	$38,101	$5,369
Capital expenditures	$88,509	$71,408	$17,101
Exploration expense	$494	$100	$394
Operating income	$104,369	$85,762	$18,607

Natural Gas Distribution
Operating revenues
Residential	$242,932	$233,304	$9,628
Commercial and industrial - small	94,880	89,176	5,704
Transportation	23,274	20,477	2,797
Other	4,239	4,989	(750)

Total	$365,325	$347,946	$17,379

Gas delivery volumes (MMcf)
Residential	17,183	18,869	(1,686)
Commercial	7,706	8,275	(569)
Transportation	25,683	27,781	(2,098)

Total	50,572	54,925	(4,353)

Other data
Depreciation and amortization	$21,056	$19,468	$1,588
Capital expenditures	$35,699	$30,221	$5,478
Operating income	$72,034	$66,589	$5,445

Selected Business Segment Data (Unaudited) For the 12 months ending June 30, 2005 and 2004

	Trailing 12 Months

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$307,814	$247,530	$60,284
Oil	107,504	89,007	18,497
Natural gas liquids	35,545	26,394	9,151
Other	5,179	3,044	2,135

Total	$456,042	$365,975	$90,067

Production volumes from continuing operations
Natural gas (MMcf)	59,575	55,303	4,272
Oil (MBbl)	3,397	3,415	(18)
Natural gas liquids (Mgal)	70,420	65,863	4,557

Production volumes from continuing ops. (MMcfe)	90,014	85,199	4,815
Total sales volume (MMcfe)	90,121	85,313	4,808

Average sales price from continuing ops.
Natural gas (Mcf)	$5.17	$4.48	$0.69
Oil (barrel)	$31.65	$26.07	$5.58
Natural gas liquids (gallon)	$0.50	$0.40	$0.10

Other data
Lease operating expense (LOE)
LOE and other	$91,082	$72,787	$18,295
Production taxes	42,664	30,448	12,216

Total	$133,746	$103,235	$30,511

DD&A	$86,265	$77,568	$8,697
Capital expenditures	$421,037	$153,724	$267,313
Exploration expense	$2,494	$975	$1,519
Operating income	$198,960	$156,569	$42,391

Natural Gas Distribution
Operating revenues
Residential	$349,857	$340,857	$9,000
Commercial and industrial - small	144,390	136,103	8,287
Transportation	43,018	38,929	4,089
Other	6,854	5,769	1,085

Total	$544,119	$521,658	$22,461

Gas delivery volumes (MMcf)
Residential	23,696	26,200	(2,504)
Commercial	11,753	12,466	(713)
Transportation	52,287	55,225	(2,938)

Total	87,736	93,891	(6,155)

Other data
Depreciation and amortization	$41,469	$38,492	$2,977
Capital expenditures	$63,686	$59,143	$4,543
Operating income	$71,644	$69,249	$2,395